Long-term royalty payable	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Long-term royalty payable
15. Long-term royalty payable:

In January 2016, the Company entered into a financing agreement with Cartesian to support the Company's global growth initiatives. The financing agreement immediately provided $17,500 in cash (the “Tranche 1 Financing”). In consideration for the funds provided to the Company, Cartesian is entitled to royalty payments based on the greater of (i) a percentage of amounts received by the Company on select HPDI systems and CWI joint venture income through 2025 and (ii) stated fixed amounts per annum (subject to adjustment for asset sales). The carrying value is being accreted to the expected redemption value using the effective interest method, which is approximately 23% per annum. Cartesian's debt is secured by an interest in the Company's HPDI intellectual property and a priority interest in the Company's CWI joint venture interest.

In January 2017, the Company and Cartesian signed a Consent Agreement which allows the Company to sell certain assets in exchange for prepayment of the Cartesian royalty: Cartesian will be paid 15% of the net proceeds from these asset sales to a maximum of $15,000, with this payment being allocated on a non-discounted basis to future years' minimum payments.

The Company's divestiture of the Industrial business segment during 2017 and the CNG Compressor business in 2018 resulted in royalty prepayments of $9,435 in 2017 and $1,045 in 2018. Due to the early extinguishment of a portion of the royalty payable, the Company recorded an additional finance charge of $5,236 in 2017 and $778 in 2018.

As of December 31, 2018, the total royalty prepayments paid or payable to Cartesian as a result of the Consent Agreement, including the prepayment arising from the sale of the CNG Compressor business to be made in 2019, was $12,204.

A continuity schedule of the long-term royalty payable is as follows:

	December 31, 2018	December 31, 2017
Balance, beginning of year	$19,031	$21,562
Accretion expense	4,135	3,168
Repayment	(3,009)	(10,935)
Additional finance charge from prepayment	778	5,236
Balance, end of year	20,935	19,031
Current portion	(6,091)	(2,390)
Long-term portion	$14,844	$16,641

The minimum repayments including interest are as follows, for the years ending December 31:

2019	$6,091
2020	5,926
2021	7,258
2022	5,065
2023	1,162
2024 and thereafter	6,758
$32,260